                                                                   EXHIBIT 10.20

                                                                       NORTHWEST
                                                                         3/13/86

                                    MORTGAGE

          (WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES)

         By this instrument (this "Mortgage"), dated as of March 11, 1986, to be effective as of March 17, 1986, the undersigned, TRAMMELL CROW REAL ESTATE INVESTORS, a Texas real estate investment trust (hereinafter referred to as "Mortgagor"), whose address is 2001 Ross Avenue, 3500 LTV Center, Dallas, Texas 75201, to secure the obligations hereinafter described, does hereby mortgage and grant a security interest unto GEORGE R. SIEVERS, TRUSTEE for J. HENRY SCHRODER BANK & TRUST COMPANY, a New York banking corporation, (hereinafter referred to as "Mortgagee"), whose address is One State Street, New York, New York 10015, the trustee under that certain indenture (the "Indenture") dated as of November 15, 1985, by and between Mortgagor and Mortgagee, securing payment of certain zero coupon notes due 1997, payable to the order of the Holders, a copy of which Indenture is attached hereto as Exhibit A and incorporated herein by this reference for all purposes, the following described mortgaged property (the "Mortgaged Property"), to wit:

         All of the real property located in Waukesha County, Wisconsin, described on the attached Exhibit B which is incorporated herein by reference (the "Land"), subject to the exceptions described on the attached Exhibit C which is incorporated herein by reference (the "Permitted Exceptions"),

         TOGETHER WITH all of Mortgagor's right, title and interest in and to the following, whether now owned or hereafter acquired: (a) all improvements and fixtures now or hereafter attached to or placed, erected, constructed or developed on the Land (the "Improvements"); (b) all equipment, machinery, furnishings, inventory, chattels and all other articles of personal property (the "Personal Property") now or hereafter attached to, relating to or used in or about the Improvements or the Land; (c) all water and water rights, timber, crops and mineral interests pertaining to the Land; (d) all building materials and equipment now or hereafter delivered and installed or intended to be installed in or on the Land or the Improvements; (e) all plans, specifications and drawings for the Improvements; (f) all deposits (including tenants' security deposits and escrow deposits under contracts of sale), documents, contract rights, commitments, construction contracts, architectural agreements and general intangibles

(including, without limitation, trademarks, trade names and symbols but expressly excluding the right to use the name "Trammell Crow" or any name associated therewith or derived therefrom); (g) all permits, licenses, franchises, certificates and other rights and privileges relating to or obtained in connection with the Land, the Improvements or the Personal Property; (h) all proceeds arising from or by virtue of the sale, lease or other disposition, encumbrance or refinancing, of the Land, the Improvements and the Personal Property; (i) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements or the Personal Property; (j) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof including change of grade of streets, curb cuts or other rights of access; (k) all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, located on or adjacent to or used in connection with the Land; (l) all of the leases, subleases, licenses or other agreements relating to the Land, the Improvements or the Personal Property, and all rents, deposits, royalties, bonuses, issues, profits, revenues, income or other benefits of the Land, the Improvements or the Personal Property, including, without limitation, cash, securities, letters of credit, guarantees or other instruments deposited pursuant to leases to secure performance by the lessees of their obligations thereunder and cash deposited in impound accounts for the payment of taxes and insurance under any deed of trust securing payment of the Indebtedness; (m) all heating, lighting, refrigeration, plumbing, ventilating, incinerating, water heating, transportation, communications, electrical and air-conditioning systems and equipment, sprinkler and fire-extinguishing systems, security systems, maintenance equipment and other fixtures or systems used in connection with the Land, the Improvements and the Personal Property;
(n) all rights, hereditaments, strips, gores and appurtenances pertaining to the foregoing; and (o) all replacements, betterments, substitutions, renewals and additions to any of the above-described Mortgaged Property; and all proceeds of any of the above-described Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto the Mortgagee and its substitutes or successors and assigns forever, and Mortgagor hereby binds itself and its administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Mortgagee, its substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

                                   ARTICLE I

                                  INDEBTEDNESS

         This Mortgage is given to secure the payment of all sums and performance of all obligations and covenants contained in this Mortgage and of the Indenture. Unless otherwise defined herein, certain capitalized terms shall have the meaning ascribed to said terms by the Indenture. The above-described obligations are hereinafter collectively called the "Indebtedness".


                                   ARTICLE II

                         ASSIGNMENT OF RENTS AND LEASES

         2.1 Assignment of Rents, Profits, etc. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of its right, title and interest in and to the rents, royalties, bonuses, issues, profits, revenue, income and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease, sublease, licenses or other agreement pertaining thereto, and any and all damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability, together with any and all rights that Mortgagor may have against any tenant under such leases or any subtenants or occupants or users of any part of the Mortgaged Property (collectively, the "Rents"). Prior to an Event of Default (as hereinafter defined), Mortgagor shall have a license to collect and receive all Rents and to apply same in accordance with the terms and provisions of the Indenture.

         2.2 Assignment of Leases. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of its right, title and interest in and to existing and future leases, including subleases thereunder, and any and all extensions, renewals, modifications, and replacements thereof, covering any part of the Mortgaged Property (collectively, the "Leases"). Mortgagor hereby further assigns to Mortgagee all guaranties of tenants' performances under the Leases.

         2.3 Mortgagee in Possession. Mortgagee's acceptance of this assignment shall not be deemed to constitute Mortgagee a "mortgagee in possession" nor obligate Mortgagee to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Mortgagor by any tenant and not delivered to Mortgagee, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee. Mortgagee shall not be liable for any injury or damage to person or property in or about the Mortgaged Property.

         2.4 Indemnification. Mortgagor hereby agrees to indemnify Mortgagee and hold Mortgagee harmless from all liability, damage or expense incurred by Mortgagee from any claims under the Leases as well as all amounts indemnified against under the Indenture. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Mortgagee shall be payable by Mortgagor immediately upon demand by Mortgagee and shall be secured hereby.

         2.5 Right to Rely. After the occurrence of an Event of Default (hereinafter defined), Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants. Any such payment to Mortgagee shall satisfy the obligations of such tenant to make payment to Mortgagor under the Leases to the extent of the payment made to Mortgagee.


                                  ARTICLE III

                               SECURITY AGREEMENT

         3.1 Security Interest. This Mortgage shall be a security agreement between Mortgagor, as the debtor, and Mortgagee, as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Uniform Commercial Code, as enacted and amended from time to time in the state in which the Land is situated (hereinafter called the "Code"), and Mortgagor grants to Mortgagee a security interest in such portion of the Mortgaged Property. In addition to Mortgagee's other rights hereunder, Mortgagee shall have all rights of a secured party under the Code. Mortgagor shall execute and deliver to Mortgagee all financing statements that may be necessary or advisable to establish and maintain the validity, perfection and priority of Mortgagee's security interest, and Mortgagor shall bear all costs thereof, including all Code searches reasonably required by Mortgagee. If Mortgagee should desire to dispose of any of the Mortgaged Property pursuant to the Code, and if the Code requires prior notice to Mortgagor of such disposition, ten (10) days written notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice; provided, however, Mortgagee may dispose of such property in accordance with the foreclosure procedures hereof in lieu of proceeding under the Code.

         3.2 Notice of Changes. Mortgagor shall give advance notice in writing to Mortgagee of any proposed change in Mortgagor's name, identity, or structure and shall execute and deliver to Mortgagee, prior to or concurrently with the occurrence of any such change, all additional financing statements that Mortgagee may require to establish and maintain the validity and priority of Mortgagee's security interest with respect to any of the Mortgaged Property.

         3.3 Financing Statement. Some of the items of the Mortgaged Property described herein are goods that are or are to become fixtures related to the Land, and it is intended that, as to those goods, this instrument shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Property is situated. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at the address of Mortgagee stated above. The mailing address of Mortgagor as debtor is as stated above.


                                   ARTICLE IV

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                          AND AGREEMENTS OF MORTGAGOR

         Mortgagor does hereby warrant and represent to and covenant and agree with Mortgagee as follows:

         4.1 Title to Mortgaged Property and Lien of this Mortgage. Mortgagor has good and indefeasible title to the Land and the Improvements, and good and marketable title to the remainder of the Mortgaged Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, except for the Permitted Exceptions.

         4.2 Limitation of Liability. Any obligation or liability whatsoever of the Mortgagor which may arise at any time under this Mortgage, or any obligation or liability incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Mortgage, shall be satisfied, if at all, out of the Mortgagor's property only. No such obligation or liability shall be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligations or liability are in the nature of contract, tort or otherwise.

         4.3 Repair. Mortgagor will cause the Mortgaged Property to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, which in the judgment of the Mortgagor may be necessary or prudent so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however that nothing in this Section 4.3 shall prevent the Mortgagor from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Mortgagor, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         4.4     Insurance.

                 (a) Mortgagor will at all times keep all the Mortgaged Property of an insurable nature and of the character usually insured by companies operating similar properties, insured in amounts customarily carried, and against loss or damage from such causes as are customarily insured against, by similar companies.

                 (b) All such insurance shall be effected with insurance carriers having a claims paying rating of "AA" or better by Standard & Poor's Corporation. All policies or other contracts for such insurance on the Mortgaged Property shall provide that the proceeds of such insurance (except in the case of any particular casualty resulting in damage or destruction not exceeding $1,878,000.00 in the aggregate) shall be payable, subject to the requirements of any Prior Lien, to the Mortgagee as its interest may appear (by means of a standard mortgagee clause or other similar clause acceptable to the Mortgagee, without contribution). Each policy or other contract for such insurance, or such mortgagee clause, shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall not be cancelled unless and until the insurer has provided Mortgagee written notice thirty calendar days prior to cancellation. As soon as practicable after the execution of this Mortgage, and within 120 calendar days after the close of each fiscal year thereafter, and at any time upon the request of the Mortgagee, Mortgagor will deliver to the Mortgagee an officer's certificate containing a detailed list of the insurance in force upon the Mortgaged Property on a date therein specified (which date shall be within 30 calendar days of the filing of such certificate), including the names of the insurers with which the policies and other contracts of insurance of the Mortgaged Property are carried, the numbers, amounts and expiration dates of such policies and other contracts and the property and hazards covered thereby, and stating that the insurance so listed complies with this Section 4.4, together with copies of all insurance policies or certificates thereof.

                 (c) All proceeds of any insurance of any part of the Mortgaged Property not payable to the Mortgagee or the trustee, mortgagee or other holder or beneficiary of a Prior Lien shall be applied in accordance with the Indenture. In the event that the proceeds of insurance are made available for restoration, Mortgagor shall restore the Improvements to substantially the same condition and quality of the Improvements prior to the casualty.

         4.5 Taxes. Mortgagor will pay, prior to delinquency, all taxes, assessments and governmental charges or levies imposed upon it or the Mortgaged Property, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon the Mortgaged Property; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings, so long as such contest shall not create a risk of forfeiture of all or any portion of the Mortgaged Property. Nothing contained herein shall constitute the consent of Mortgagee to subject the Mortgaged Property to any of the aforesaid liens.

         4.6 Casualty and Condemnation. All proceeds, judgments, decrees and awards for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof, are hereby assigned in their entirety to Mortgagee, who shall apply the same in accordance with the Indenture. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation of the Mortgaged Property, Mortgagor shall notify Mortgagee of such fact. Mortgagor shall then, if requested by Mortgagee, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Mortgagee for disposition pursuant to the terms of sub-section 4.4(c) hereinabove. Mortgagee shall be entitled to participate in same and to be represented therein by counsel of its own choice, and Mortgagor shall deliver, or cause to be delivered, to Mortgagee such instruments as may be requested by it from time to time to permit such participation.

         4.7 Compliance with Laws. Mortgagor shall cause the Mortgaged Property and the use thereof to comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Mortgagor or the Mortgaged Property and its use, and Mortgagor shall pay all fees or charges of any kind in connection therewith.

         4.8 Operation. For so long as there is no Event of Default hereunder, Mortgagor may use and operate, alter and improve, manage, lease and maintain the Land, Improvements and Personal Property in accordance with customary and prudent management practices and in accordance with the provisions hereof and of the Indenture.

         4.9 Successors and Assigns; Use of Terms. The covenants herein contained shall bind, and the benefits and advantages hereof shall inure to, the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, conditions, obligations and warranties of Mortgagor in this instrument shall be joint and several obligations of Mortgagor and of each Mortgagor, if more than one, and of each Mortgagor's heirs, personal representatives, successors and assigns. Each party who executes this instrument and each subsequent owner of the Mortgaged Property, or any part thereof (other than Mortgagee), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this instrument as if such party were the named Mortgagor.

         4.10 Severability. If any provision of this instrument is held to be illegal, invalid, or unenforceable under present or future laws effective while this instrument is in effect, the legality, validity and enforceability of the remaining provisions of this instrument shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this instrument a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         4.11 Unsecured Indebtedness. If any of the Indebtedness shall be unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the secured portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

         4.12 Modification or Termination. This Mortgage may only be modified in accordance with the terms of the Indenture.

         4.13 No Partnership. Nothing contained in this Mortgage is intended to create any partnership, joint venture or association between Mortgagor and Mortgagee, or in any way make Mortgagee a co-principal with Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

         4.14 Headings. The Article, Paragraph and Subparagraph headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Articles, Paragraphs or Subparagraphs.

         4.15 Governing Law. This Mortgage and the enforcement of the provisions hereof shall be governed by the laws of the State of Wisconsin except with respect to the obligations of the Mortgagor and the rights of the Mortgagee under Paragraph 2.4, which shall be governed by the laws of the State of New York, and the laws of the United States applicable to transactions in such state.


                                   ARTICLE V

                               EVENTS OF DEFAULT

         5.1 Default of Indenture. It shall be an "Event of Default" hereunder if Mortgagor commits an Event of Default, as that term is defined by the Indenture.

                                   ARTICLE VI

                                    REMEDIES

         If an Event of Default shall occur, Mortgagee may exercise any one or more of the remedies provided in the Indenture or the following remedies, without notice:

         6.1     Enforcement of Assignment of Rents and Leases.
Mortgagee may:

                 (a) terminate the license granted to Mortgagor to collect the Rents and enforce the Leases, and thereafter collect and sue for the Rents in Mortgagee's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys' fees, apply the net proceeds thereof to any Indebtedness in accordance with the Indenture;

                 (b) make, modify, enforce, cancel or accept surrender any Leases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Mortgagee deems advisable in connection with the Mortgaged Property;

                 (c) apply the Rents so collected to the operation and management of the Mortgaged Property, including the payment of reasonable management, brokerage and attorneys' fees, or to the Indebtedness; and

                 (d) require Mortgagor to transfer all security deposits and records thereof to Mortgagee.

         6.2 Foreclosure. If an Event of Default shall occur, the Mortgagee may foreclose pursuant to this Mortgage. The Mortgagor, in case of an Event of Default and the continuance thereof as aforesaid, does hereby authorize and fully empower the Mortgagee to sell the Mortgaged Property at public auction, and convey the same to the purchaser, agreeably to the statute in such case made and provided. Mortgagee may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and may execute and deliver to the purchase or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Mortgagor. In no event shall Mortgagee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. Mortgagee making such sale shall receive the proceeds thereof and shall apply the same as follows: (a) first, he shall pay the reasonable expenses of Mortgagee (including any attorneys's fees) and the costs and expenses of such sale; (b) second, he shall pay, so far as may be possible, the Indebtedness; (c) third, he shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Mortgagee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The Mortgagee shall also have an option to sell the Mortgaged Property in parcels or in one unit. The sale or sales by Mortgagee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Mortgagee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Mortgage and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales had been made; provided, however, that Mortgagor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Mortgagee shall have the right, at its sole election, to sell less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure or sale in satisfaction of such item either through judicial proceedings or as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness. At any such sale (a) Mortgagor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Mortgagee with respect to the identity of Mortgagee, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Mortgagee shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Mortgagor hereby ratifies and confirms every act that Mortgagee may lawfully do in the premises by virtue hereof, and (b) the purchaser may disaffirm any easement granted, or rental, lease or other contract made, in violation of any provision of this Mortgage, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract. Mortgagee may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Mortgagee's successful bid may be credited on the Indebtedness.
Notwithstanding the above, Mortgagee may cause the liens of this Mortgage to be foreclosed in any other manner provided for under the laws of the State of Wisconsin.

         6.3 Tenancy at Will. In the event of a trustee's sale hereunder and if at the time of such sale Mortgagor or any other party occupies the portion of the Mortgaged Property so sold or any part thereof, such occupant, at the option of such purchaser, shall immediately become the tenant of the purchaser at such sale, which tenancy, at the option of such purchaser, shall be a tenancy at will, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

         6.4 Indemnification of Mortgagee. Except for gross negligence or willful misconduct, Mortgagee shall not be liable for any act or omission or error of judgment in connection with exercising the remedies provided herein. Mortgagee may rely on any document believed by him in good faith to be genuine. All money received by Mortgagee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Mortgagee shall not be liable for interest thereon. Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless against all liability, cost, damage or expense that Mortgagee may incur in the performance of his duties hereunder.

         6.5 Lawsuits. Mortgagee may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         6.6 Entry on Mortgaged Property. Upon occurrence of an Event of Default hereunder, Mortgagee may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Mortgagor, and all persons claiming under Mortgagor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Mortgagee may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Mortgagor in the name, place and stead of Mortgagor, or otherwise, as Mortgagee shall deem best; and in the exercise of any of the foregoing rights and powers Mortgagee shall not be liable to Mortgagor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Mortgagee. Mortgagee's powers shall include the right to complete construction of any part of the Mortgaged Property and to make any repairs or alterations necessary or advisable for the successful operation of the Mortgaged Property.

         6.7 Trustee or Receiver. Mortgagee may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Mortgagor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions hereof.

         6.8 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in this Mortgage or the Indenture or available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof) and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Mortgagor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive, nor shall exercise of any one or more constitute a waiver of a right to any other right, remedy or recourse thereafter.

         6.9 Compensation to Mortgagee. Mortgagor hereby agrees to pay to Mortgagee reasonable compensation for all services rendered by it hereunder and to reimburse Mortgagee upon request for all reasonable expenses, disbursements and advances incurred or made by Mortgagee in accordance with any provision hereof.

         This Mortgage is being delivered and recorded prior to its effective date and such delivery shall continue through the effective date and thereafter to the extent necessary to complete such delivery and the conveyance intended by this Mortgage.

         EXECUTED as of the date first set forth above.

                                           MORTGAGOR:

                                           TRAMMELL CROW REAL ESTATE
                                           INVESTORS, a Texas real estate
                                           investment trust

                                           By: /s/ DAVID CLOSSEY
                                               Name: David F. Clossey
                                                     Trust Manager

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, personally appeared David F. Clossey, Trust Manager of Trammell Crow Real Estate Investors, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed same as the act of such trust, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 11 day of March, 1986.

My Commission Expires:                             /s/ SUE EDWARDS
                                                   NOTARY PUBLIC IN AND FOR
         Sue Edwards                               THE STATE OF TEXAS
{SEAL}   Notary Pubiic State of Texas
         Commission Expires 9-17-88



This instrument was drafted by:
David D. Vineyard, Esq.
Jones, Day, Reavis & Pogue
2300 LTV Center
2001 Ross Avenue
Dallas, Texas 75201



6768r

                                   EXHIBIT B

                              Property Description

Parcel 1:

Lot 1 of Certified Survey Map No. 4361, being a division of Lot 2 of Certified Survey Map No. 4034, located in the Northwest 1/4 of Section 36, Town 8 North, Range 20 East, Village of Menomonee Falls, Waukesha County, Wisconsin, as recorded on July 18, 1983 in the office of the Register of Deeds for Waukesha County in Volume 34 pages 281, 282 and 283 as Document No. 1221469.

Parcel 2:

Lot 1 of Certified Survey Map No. 4570, being a division of Lot 2 of Certified Survey Map No. 4361, located in the Northwest 1/4 of Section 36, Town 8 North, Range 20 East, Village of Menomonee Falls, Waukesha County, Wisconsin, recorded July 23, 1984 in the office of the Waukesha County Register of Deeds in Volume 36 of Certified Survey Maps, pages 280 and 281 as Document No. 1265448.

Parcel 3:

Lot 1 of Certified Survey Map No. 4571, being a division of Lot 1 of Certified Survey Map No. 4034, located in the Northwest 1/4 of Section 36, Town 8 North, Range 20 East, Village of Menomonee Falls, Waukesha County, Wisconsin, as recorded on July 23, 1984 in the office of the Register of Deeds for Waukesha County in Volume 36, pages 282, 283 and 284 as Document No. 1265449.



7294r

                                  EXHIBIT "C"

                              Permitted Exceptions

1. Covenants, conditions and restrictions set forth in Warranty Deed executed by The Globe Rendering Company to W.J. Lazynski and Charles
         W. Aring, Jr., Grantees of the Village of Menomonee Falls, dated July 29, 1965 and recorded August 2, 1965 in Volume 1021 of Deeds, page 493, as Document No. 641952 (affects Parcels 1, 2 and 3).

2. Easement recorded in Reel 534, Image 401, as Document No. 1207857, affecting the Westerly 20 feet of the property, and as shown on CSM #4361 (affects Parcels 1 and 2).

3. Easement recorded in Reel 534, Image 404, as Document No. 1207858, affecting the Westerly 20 feet of the property, and as shown on CSM #4361 (affects Parcels 1 and 2).

4. Easement recorded in Reel 582, Image 1151, as Document No. 1240627 (affects Parcels 1 and 2).

5. Restrictions on Certified Survey Maps Nos. 3838, 4034, 4361 and 4570 as follows: "All electric telephone and communication distribution lines and laterals including CATV cables constructed after the recording of this certified survey map shall be placed underground" (affects Parcel 2).

6. Easement recorded in Reel 649, Image 456, as Document No. 1282292 (affects Parcel 2).

7. Easement recorded in Reel 664, Image 1024, as Document No. 1291294 (affects Parcel 2).

8. Restriction on Certified Survey Map No. 4571 as follows: "All electric telephone and communication distribution lines and laterals including CATV cables constructed after the recording of this certified survey map shall be placed underground" (affects Parcel 3).

9. Easement recorded in Reel 736, Image 226, as Document No. 1332687 (affects Parcel 3).

10. Mortgage from Falls Industrial Park Limited Partnership to Village of Menomonee Falls, Wisconsin dated February 1, 1984, filed for record in the office of the Register of Deeds for Waukesha County, Wisconsin as Document No. 1247457 and recorded on February 27, 1984 in Reel 594, Image 98, securing payment of a note in the amount of $1,450,000.00, which Mortgage has been assigned within such Mortgage from the Village of Menomonee Falls, Wisconsin to First Wisconsin Trust Company, Milwaukee, Wisconsin, as trustee under a Trust Indenture and Revenue Agreement of even date therewith (affects Parcel 1 only).




7295r